UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2018

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Material United States Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under the heading “Material United States Federal Income Tax Considerations” and the discussion in Exhibit 99.1 hereto supersedes, in its entirety, the discussion under the heading “Material United States Federal Income Tax Considerations” in the Registration Statement on Form S-3 of Acadia Realty Trust (File No. 333-217594) filed with the Securities and Exchange Commission on May 2, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Material United States Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2018

ACADIA REALTY TRUST (Registrant)
By: /s/ John Gottfried Name: John Gottfried Title: Sr. Vice President and Chief Financial Officer